Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements and Financial Instruments
Fair Value Measurements and Financial Instruments

a)	Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash - The fair values of the Partnership’s cash and cash equivalents and restricted cash approximate their carrying amounts reported in the accompanying consolidated balance sheets.

Derivative instruments – The fair value of the Partnership’s derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Partnership and the derivative counterparties. The estimated amount is the present value of future cash flows. The Partnership transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction. The Partnership’s interest rate swap agreements and foreign currency forward contracts require no collateral from these institutions. As at December 31, 2018, the Partnership had $1.2 million (December 31, 2019 - $nil) on deposit with the relevant counterparties as security for cross currency swap liabilities under certain master agreements. The deposit is presented in restricted cash on the consolidated balance sheet as at December 31, 2018.

Long-term debt – The fair value of the Partnership’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analysis based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

Vessels held for sale - During 2019, the carrying values of the Navion Hispania and Stena Sirita shuttle tankers and the Petrojarl Cidade de Rio das Ostras (or Ostras) FPSO unit were written down to their estimated fair values, using appraised values, as a result of the expected sales of the vessels.

Vessels and equipment – During 2019, as a result of a reassessment of the future redeployment assumptions for one FPSO unit and the Arendal Spirit UMS, the Partnership determined that the units were impaired and wrote down the carrying value of the units to their estimated fair value based on a discounted cash flow approach.

The Partnership determined the discounted cash flows for the one FPSO unit using the current contract's time-charter rates and operating costs, projected future use on the existing field, projected future upgrade costs, projected future use on new fields, and estimated residual value, discounted at an estimated market participant rate of 10%. The projected future uses take into consideration the Partnership’s projected time-charter rates that could be contracted in future periods. In establishing these estimates, the Partnership considered the specific attributes of this FPSO unit, current discussions with existing and potential customers, available field expansions and historical experience redeploying FPSO units.

The Partnership determined the discounted cash flows for the Arendal Spirit UMS using the current lay-up costs, projected future redeployment opportunities, estimated residual value, and estimated sales price, discounted at an estimated market participant rate of 10%. The projected future redeployment opportunities take into consideration the Partnership’s projected time-charter rates that could be contracted in future periods. In establishing these estimates, the Partnership considered the specific attributes of this UMS, current discussions with potential customers, and available redeployment opportunities.

Obligations related to finance leases - The fair values of the Partnership's obligations related to finance leases are estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities. Obligations related to finance leases are classified as Other current liabilities and Other long-term liabilities on the Partnership's consolidated balance sheet.

The Partnership categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at fair value on a recurring basis:

		December 31, 2019		December 31, 2018
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring:
Cash and cash equivalents and restricted cash	Level 1	306,256	306,256	233,580	233,580
Derivatives instruments (note 12)
Interest rate swap agreements	Level 2	(163,972)	(163,972)	(107,074)	(107,074)
Cross currency swap agreement	Level 2	—	—	(4,538)	(4,538)
Foreign currency forward contracts	Level 2	575	575	(4,650)	(4,650)

Non-Recurring:
Vessels held for sale (note 18)	Level 2	15,374	15,374	—	—
Vessels and equipment (note 18)	Level 2	176,577	176,577	—	—

Other:
Long-term debt - public (note 8)	Level 1	(1,067,740)	(1,069,204)	(1,027,696)	(977,917)
Long-term debt - non-public (note 8)	Level 2	(2,111,210)	(2,136,315)	(2,070,046)	(2,082,316)
Due to related parties - current (notes 11c and 11j)	Level 2	(20,000)	(19,781)	(125,000)	(123,025)
Obligations related to finance leases (note 14c)	Level 2	(21,453)	(23,800)	—	—

b)	Financing receivables

The following table contains a summary of the Partnership’s financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

	Credit Quality Indicator	Grade	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $
Direct financing leases	Payment activity	Performing	3,875	4,793